Intangible assets	12 Months Ended
Jun. 30, 2026
Text block [Abstract]
Intangible assets
12.
Intangible assets

	2026			2025
	Goodwill	Other intangibles	Total	Goodwill	Other intangibles	Total
	US$M	US$M	US$M	US$M	US$M	US$M
Net book value
At the beginning of the financial year	1,341	583	1,924	1,341	377	1,718
Additions	–	284	284	–	160	160
Amortisation for the year	–	(141)	(141)	–	(111)	(111)
Impairments for the year[1]	–	(7)	(7)	–	(2)	(2)
Disposals	–	(17)	(17)	–	(17)	(17)
Transfers and other movements	–	70	70	–	176	176
At the end of the financial year	1,341	772	2,113	1,341	583	1,924
– Cost	1,391	2,459	3,850	1,391	2,127	3,518
– Accumulated amortisation and impairments	(50)	(1,687)	(1,737)	(50)	(1,544)	(1,594)

1.
Refer to note 13 'Impairment of non-current assets' for information on impairments.

Recognition and measurement

Goodwill

Where the fair value of the consideration paid for a business acquisition exceeds the fair value of the identifiable assets, liabilities and contingent liabilities acquired, the difference is treated as goodwill. Goodwill is not amortised and is measured at cost less any impairment losses.

Other intangibles

The Group capitalises amounts paid for the acquisition of identifiable intangible assets, such as software and licences, where it is considered that they will contribute to future periods through revenue generation or reductions in cost. These assets, classified as finite life intangible assets, are carried in the balance sheet at the fair value of consideration paid (cost) less accumulated amortisation and impairment charges. Intangible assets with finite useful lives are amortised on a straight-line basis over their useful lives. The estimated useful lives are generally no greater than eight years.

Assets classified as held for sale are measured at the lower of their carrying amount and fair value less cost to sell and therefore not amortised.